                      OPPENHEIMER MONEY MARKET FUND, INC.
                     Supplement dated March 4, 2003 to the
          Statement of Additional Information dated September 24, 2002

      The Statement of Additional Information is changed as follows:

1.    The Supplement dated February 12, 2003 is replaced with this supplement.

2.    The section  captioned  "The  Fund's  Investment  Policies"  is amended as follows:

   a. The first  sentence of the last  paragraph  under that caption  "Rating of
      Securities--Portfolio  Quality, Maturity and Diversification" on page 2 is revised to read:

          "The    Rating    Organizations    currently    designated    as
          nationally-recognized  statistical  rating  organizations by the
          Securities  and  Exchange  Commission  are  Standard & Poor's (a
          division  of  the  McGraw-Hill  Companies),   Moody's  Investors
          Service,  Inc.,  Fitch,  Inc. and Dominion  Bond Rating  Service
          Limited."

   b. Add the following at the end of Appendix A:

          Dominion Bond Rating Service Limited ("DBRS")
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          R-1:  Short  term debt  rated  "R-1  (high)"  is of the  highest
          credit   quality,   and  indicates  an  entity  which  possesses
          unquestioned  ability to repay current  liabilities as they fall due.  Entities rated in this category  normally  maintain strong liquidity positions,  conservative debt levels and profitability which is both stable and above average.  Companies  achieving an
          "R-1 (high)" rating are normally  leaders in structurally  sound
          industry   segments  with  proven  track  records,   sustainable
          positive future results and no substantial  qualifying  negative factors.  Given the extremely  tough  definition  which DBRS has established for an "R-1 (high)",  few entities are strong enough to achieve this rating.  Short term debt rated "R-1 (middle)" is of superior  credit quality and, in most cases,  ratings in this category  differ  from  "R-1  (high)"  credits  to  only a small degree.  Given the extremely tough definition which DBRS has for the "R-1  (high)"  category  (which  few  companies  are able to achieve),  entities  rated "R-1  (middle)"  are also  considered strong credits which typically  exemplify above average strength in key areas of consideration  for debt  protection.  Short term debt rated "R-1 (low)" is of satisfactory  credit  quality.  The overall  strength  and  outlook  for  key  liquidity,  debt  and profitability  ratios  is not  normally  as  favorable  as  with higher rating  categories,  but these  considerations  are still respectable.  Any  qualifying  negative  factors which exist are considered manageable,  and the entity is normally of sufficient size to have some influence in its industry.

          R-2:  Short term debt rated "R-2" is of adequate  credit quality and within the three subset grades  (high,  middle,  low),  debt protection  ranges  from  having  reasonable  ability for timely repayment  to a level which is  considered  only just  adequate.
          The   liquidity  and  debt  ratios  of  entities  in  the  "R-2"
          classification   are  not  as  strong  as  those  in  the  "R-1"
          category,  and the past and future  trend may suggest  some risk of  maintaining  the  strength  of key  ratios  in these  areas.
          Alternative   sources  of  liquidity   support  are   considered
          satisfactory;  however,  even the  strongest  liquidity  support will not improve the commercial paper rating of the issuer.  The size  of the  entity  may  restrict  its  flexibility,  and  its relative  position in the industry is not typically as strong as the "R-1 credit".  Profitability trends, past and future, may be less  favorable,  earnings  not as  stable,  and there are often negative  qualifying  factors  present which could also make the entity  more  vulnerable  to adverse  changes in  financial  and economic conditions.

3.    The section  captioned  "Board of Director and  Oversight  Committees"  on
    page 10 is amended as follows:

   a. The second sentence of the second  paragraph under that caption is revised to read:

          "The  members of the Audit  Committee  are  Kenneth  A.  Randall
          (Chairman) and Edward Reagan."

   b. The first  sentence of the third  paragraph  under that caption is revised to read:

          "The  members  of  the  Study   Committee  are  Robert  G.  Galli
          (Chairman), Elizabeth Moynihan and Joel Motley."

4.    Effective  December 31, 2002,  Mr. Leon Levy resigned as a Director of the
    Fund  and  Mr.  Clayton  Yeutter  was  elected  as  Chairman  of the  Board,
    effective   January  1,  2003.   Therefore,   the  Statement  of  Additional
    Information  is revised by deleting  the  biography  for Mr. Levy on page 13 and by adding the  following to Mr.  Yeutter's  biography:  "Chairman of the
    Board of Directors."

5.    In the  Director  compensation  table on page 18, the title of  "Chairman"
    after Mr.  Levy's name is deleted and the title of "Chairman" is added after
    Mr. Yeutter's name. In addition,  the following  footnote is added following
    Mr. Levy's name and following Mr. Yeutter's name:

      6.  Effective  January 1, 2003,  Clayton  Yeutter became Chairman of the Board of Directors of the Board I Funds upon the  retirement of Leon Levy.

6.    The  following is added at the end of the second  paragraph in the section titled "The Investment Advisory Agreement" starting on page 19:

          "With the addition of a new  breakpoint,  effective  December 12,
          2002,  those rates are  currently as follows:  0.45% of the first
          $500  million of  aggregate  net assets;  0.425% of the next $500 million  of net  assets;  0.40% of the next $500  million  of net assets;  0.375% of the next $1.5 billion of net assets; and 0.35%
          of average annual net assets in excess of $3.0 billion."

March 4, 2003                                                PX200.011